                                                                   Exhibit 10.75


================================================================================








                             MASTER ASSET CONVEYANCE

                                       AND

                           FACILITY SUPPORT AGREEMENT

                          Dated as of October __, 2002

                                     Between

                              BORDEN CHEMICAL, INC.

                                       and

           BORDEN CHEMICALS AND PLASTICS OPERATING LIMITED PARTNERSHIP













================================================================================

                                TABLE OF CONTENTS

                                                                                              Page

ARTICLE I:   DEFINITIONS  .................................................................      2

ARTICLE II:   REPRESENTATIONS AND WARRANTIES  .............................................      4

    2.1.     Representations and Warranties of BCP ........................................      4

    2.2.     Representations and Warranties of BCI ........................................      5

    2.3.     No Other Representations or Warranties .......................................      6

ARTICLE III:   COVENANTS ..................................................................      6

    3.1.     Real Property Conveyances ....................................................      6

    3.2.     Other Asset Conveyances ......................................................      6

    3.3.     Utilities Conveyances ........................................................      6

    3.4.     Reciprocal Servitude Agreement ...............................................      6

    3.5.     Waste Water Assets  ..........................................................      7

    3.6.     Geismar Environmental Allocation Agreement ...................................      7

    3.7.     Environmental Servitude Agreement ............................................      7

    3.8.     Certain Fees .................................................................      8

    3.9.     Further Assurances ...........................................................      8

ARTICLE IV:   CLOSING .....................................................................      8

    4.1.     Conditions Precedent to Obligations of Parties ...............................      8

    4.2.     Conditions Precedent to the Obligation of BCI ................................      9

    4.3.     Conditions Precedent to the Obligation of BCP ................................      9

    4.4.     Closing ......................................................................      9

ARTICLE V:   TERMINATION ..................................................................     10

5.1.     Termination  .....................................................................     10



                                       i



ARTICLE VI:   MISCELLANEOUS ...............................................................     10

    6.1.     Notices ......................................................................     10

    6.2.     Severability .................................................................     11

    6.3.     Counterparts .................................................................     11

    6.4.     Entire Agreement; No Third Party Beneficiaries ...............................     11

    6.5.     Governing Law ................................................................     12

    6.6.     Consent to Jurisdiction ......................................................     12

    6.7.     Assignment ...................................................................     12

    6.8.     Expenses .....................................................................     12

SCHEDULES
---------

Schedule 2.1(d)        Permitted Liens on BCP Exchange Property

Schedule 2.2(d)        Permitted Liens on BCI Exchange Property

Schedule 3.2           Methanol Maintenance Shop Tools and Equipment

Schedule 3.10          Terms of Conveyance Instruments

EXHIBITS
--------

EXHIBIT A-1            Real Property and Improvements to be Conveyed to Bci

EXHIBIT A-2            Real Property to be Conveyed to BCP

EXHIBIT B              Utilities

EXHIBIT C              Operating Agreement and Lease

EXHIBIT D              Geismar Environmental Allocation Agreement

EXHIBIT E              Environmental Servitude Agreement

EXHIBIT F              Location of BCI Formaldehyde Pipeline

EXHIBIT G              Settlement Agreement

                             MASTER ASSET CONVEYANCE
                                       AND
                           FACILITY SUPPORT AGREEMENT

         MASTER ASSET CONVEYANCE AND FACILITY SUPPORT AGREEMENT, dated as of October __, 2002 ("Master Agreement"), between BORDEN CHEMICAL, INC., a New Jersey corporation with an office at 180 East Broad Street, Columbus, Ohio 43215 (hereinafter "BCI") and BORDEN CHEMICALS AND PLASTICS OPERATING LIMITED PARTNERSHIP, a Delaware limited partnership with offices at Highway 73 and 30, Geismar, Louisiana, 70734 (hereinafter "BCP").

                                   WITNESSETH:

         WHEREAS, on April 3, 2001, BCP filed a voluntary petition for relief under Chapter 11 of the Bankruptcy Code, 11 U.S.C. Sections 101-1330 (the "Bankruptcy Code"), in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") under case number 01-1268 (the "Bankruptcy Case"); and BCP is continuing in possession or its properties and acting as a debtor in possession pursuant to sections 1107 and 1108 of the Bankruptcy Code;

         WHEREAS, BCP owns a chemical manufacturing and production facility located in or near Geismar, Ascension Parish, Louisiana, consisting of approximately 370 acres (the "Geismar Facility");

         WHEREAS, BCP previously used the Geismar Facility for the production of certain chemical products;

         WHEREAS, BCP continues to own and operate certain assets at the Geismar Facility, including water treatment assets used for treatment of process wastewater and of certain storm water and groundwater associated with the Geismar Facility;

         WHEREAS, BCI owns and operates (i) plants for the manufacture of formaldehyde (ii) a methanol tank farm (iii) a barge dock and (iv) related assets located at or near the Geismar Facility (collectively, the "Formaldehyde Plant");

         WHEREAS, the Formaldehyde Plant has been afforded access to the support assets of the Geismar Facility and the general facility support services provided by BCP in connection with BCP's operation of the Geismar Facility;

         WHEREAS, on June 11, 1998, in United States v. Borden Chemicals and Plastics Operating Limited Partnership, No. 94-2592-A-M2, the United States District Court for the Middle District of Louisiana entered a consent decree (the "Consent Decree") between BCP, the United States and the State of Louisiana in resolution of certain environmental claims relating to the Geismar Facility;

         WHEREAS, although certain obligations under the Consent Decree have been completed, certain obligations under the Consent Decree remain to be performed;

         WHEREAS, the parties wish to facilitate the orderly and efficient implementation of the work at the Geismar Facility called for under the Consent Decree;

         WHEREAS, this Master Agreement and the transactions contemplated herein are subject to the prior approval of the Bankruptcy Court, after notice and hearing in the Bankruptcy Case (the "Bankruptcy Court Approval"); and

         WHEREAS, upon Bankruptcy Court Approval, BCP and BCI desire to consummate the transactions contemplated by this Master Agreement in accordance with the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in order to implement the foregoing and in consideration of the mutual representations, warranties, covenants and agreements contained herein, the parties hereto agree as follows:

                             ARTICLE I: DEFINITIONS

         "Affiliate" means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, a specified Person. For the purposes hereof, the term "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of that Person, whether through the ownership of voting securities or by contract or otherwise.

         "Bankruptcy Case" shall have the meaning set forth in the first whereas clause above.

         "Bankruptcy Code" shall have the meaning set forth in the first whereas clause above.

         "Bankruptcy Court" means the United States Bankruptcy Court for the District of Delaware.

         "Bankruptcy Court Approval" shall have the meaning set forth in the tenth whereas clause above.

         "BCI" shall have the meaning set forth in the preamble above.

         "BCI Exchange Property" means the real property set forth on Exhibit A-2 hereof to be conveyed to BCP pursuant to the provisions of Section 3.1(b) hereof.

         "BCP" shall have the meaning set forth in the preamble above.

         "BCP Exchange Property" means the real property and improvements set forth on Exhibit A-1 hereof to be conveyed to BCI pursuant to the provisions of
Section 3.1(a) hereof.

         "BCP Site" means the Geismar Facility, after giving effect to the conveyances described in Section 3.1 hereof.

         "Closing" shall have the meaning set forth in Section 4.4 hereof.

         "Closing Date" shall have the meaning set forth in Section 4.4 hereof.

         "Consent Decree" shall have the meaning set forth in the seventh whereas clause above.

         "Environmental Servitude Agreement" means the Environmental Servitude Agreement entered into by BCP and BCI on the Closing Date substantially in the form attached hereto as Exhibit E.

         "Formaldehyde Plant" shall have the meaning set forth in the fifth whereas clause above.

         "Geismar Environmental Allocation Agreement" means the Environmental Allocation Agreement entered into by BCP and BCI on the Closing Date substantially in the form attached hereto as Exhibit D.

         "Geismar Facility" shall have the meaning set forth in the second whereas clause above.

         "Governmental Authority" means any domestic or foreign, national, federal, provincial, state, parish, municipal or other local government or body and any division, agent, commission, board or authority of any quasi-governmental or private body exercising any statutory, regulatory, expropriation or taxing authority under the authority of any of the foregoing, any domestic or foreign, international, judicial, quasi-judicial, arbitration or administrative court, tribunal, commission, board or panel acting under the authority of any of the foregoing.

         "Governmental Approval" means any approval, consent, license, permit, waiver or other authorization issued, granted, given or otherwise made available by or under the authority of any Governmental Authority or pursuant to any Law.

         "Law" means any law (including common law), statute, code, ordinance, rule, regulation, authorization or other requirement of a Governmental Authority.

         "Lien" or "Liens" means any lien, pledge, mortgage, deed of trust, security interest, claim, lease, charge, option, right of first refusal, easement, servitude, transfer restriction, encumbrance or any other restriction or limitation whatsoever.

         "Master Agreement" shall have the meaning set forth in the preamble above.

         "Methanol Plant" means the land leased by BCI to BCP pursuant to the Ground Lease dated July 28, 2000.

         "Monochem Substation" means the main electrical substation operated by Monochem on a 1.865 acre parcel of land it owns at the Geismar Facility .

         "Permit" means any approval, authorization, consent, license, permit, franchise or certificate required by or issued by any Governmental Authority.

         "Permitted Liens" means those Liens described in Schedules 2.1(d) and 2.2(d).

         "Person" means any individual, firm, unincorporated organization, corporation (including any not for profit corporation), general or limited partnership, limited liability company, joint venture, estate, trust, association or other entity (including any Governmental Authority).

         "Reciprocal Servitude Agreement" shall mean the Reciprocal Servitude Agreement and Assignment of Servitudes, dated July 28, 2000, between BCI and BCP, as amended.

         "Settlement Agreement" means the Settlement Agreement to be entered into by and between BCP, BCP Management, Inc., BCI, the United States on behalf of the Environmental Protection Agency and the Louisiana Department of Environmental Quality in the form attached hereto as Exhibit G.

         "Shop Tools" shall have the meaning set forth in Section 3.2 hereof.

         "Utilities" means those pipe racks, pipelines, utility lines, cables, conduits, switchgear and feeders described in Exhibit B attached hereto.


                   ARTICLE II: REPRESENTATIONS AND WARRANTIES

2.1.     Representations and Warranties of BCP.  BCP hereby represents and
         -------------------------------------
warrants to BCI as follows:

         (a) Partnership Existence and Power. BCP is a Delaware limited
             --------------------------------
partnership duly formed and validly existing and in good standing under the laws of the State of Delaware and upon Bankruptcy Court Approval shall have all requisite partnership power and authority to execute this Master Agreement and consummate the transactions contemplated hereby.

         (b) Authorization. Subject to Bankruptcy Court Approval, (i) the
             --------------
execution, delivery and performance by BCP of this Master Agreement and the consummation by BCP of the transactions contemplated hereby are within BCP's partnership powers and have been duly authorized by all necessary partnership action on the part of BCP and (ii) this Master Agreement constitutes, and each other agreement executed and delivered or to be executed and delivered by BCP pursuant to this Master Agreement will, upon such execution and delivery, constitute, a legal, valid and binding obligation of BCP enforceable against BCP in accordance with its terms.

         (c) Conflicts. Subject to Bankruptcy Court Approval, none of the
             ---------
execution and delivery by BCP of this Master Agreement, the consummation of the transactions contemplated hereby, or compliance by BCP with any of the provisions hereof will (i) conflict with, or result in the breach of, any provision of the organizational documents of BCP; (ii) conflict with, violate, result in the breach or termination of, or constitute a default under any note, bond, mortgage, indenture, license, agreement or other instrument or obligation to which BCP is a party or by which BCP or any of its properties or assets is bound; (iii) violate any statute, rule, regulation, order or decree of any Governmental Authority; or (iv) result in the creation of any Lien upon the properties or assets of BCP other than those arising under or in connection with the Operating

Agreement and Lease, the Environmental Servitude Agreement or the Reciprocal Servitude Agreement or the Liens referenced in Sections 3.4, 3.5 and 3.7 hereof. Except as set forth on Section 4.1(b), no consent, waiver, approval, order, Permit or authorization of, or declaration or filing with, or notification to, any Person or Governmental Authority is required on the part of BCP in connection with the execution and delivery of this Master Agreement, or the compliance by BCP, with any of the provisions hereof.

         (d) BCP Exchange Property. BCP has good and marketable fee title to all
             ----------------------
BCP Exchange Property, free and clear of all Liens of any nature whatsoever except (i) Permitted Liens set forth on Schedule 2.1(d), (ii) such imperfections of title and Liens as do not materially detract from or materially interfere with the use of the properties subject thereto or affected thereby, or otherwise materially impair the business operations involving such properties.

         (e) Tangible Personal Property and Utilities. BCP (i) has good and
             -----------------------------------------
marketable title to all tangible personal property and Utilities that are to be conveyed to BCI pursuant to Sections 3.2 and 3.3 free and clear of all Liens and
(ii) upon consummation of the transactions contemplated by this Master Agreement, BCI will obtain good and marketable title to, and be entitled to continue to use all such tangible personal property and Utilities free and clear of all Liens.

2.2.     Representations and Warranties of BCI.   BCI hereby represents and
         -------------------------------------
warrants to BCP as follows:

         (a) Corporate Existence and Power. BCI is a New Jersey corporation duly
             ------------------------------
formed and validly existing and in good standing under the laws of the State of New Jersey and has all requisite corporate power and authority to execute this Master Agreement and consummate the transactions contemplated hereby.

         (b) Authorization. The execution, delivery and performance by BCI of
             --------------
this Master Agreement and the consummation by BCI of the transactions contemplated hereby are within BCI's corporate powers and have been duly authorized by all necessary corporate action on the part of BCI. This Master Agreement constitutes, and each other agreement executed and delivered or to be executed and delivered by BCI pursuant to this Master Agreement will, upon such execution and delivery, constitute, a legal, valid and binding obligation of BCI enforceable against BCI in accordance with its terms, except to the extent that such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other Laws relating to or affecting creditors' rights generally and by general equitable principles.

(c) Conflicts. None of the execution and delivery by BCI of this Master
    ---------
Agreement, the consummation of the transactions contemplated hereby, or compliance by BCI with any of the provisions hereof will (i) conflict with, or result in the breach of, any provision of the organizational documents of BCI;
(ii) conflict with, violate, result in the breach or termination of, or constitute a default under any note, bond, mortgage, indenture, license, agreement or other instrument or obligation to which BCI is a party or by which BCI or any of its properties or assets is bound; (iii) violate any statute, rule, regulation, order or decree of any Governmental Authority; or (iv) result in the creation of any Lien upon the properties or assets of BCI other than those arising under or in connection with the Operating Agreement and Lease, the

Environmental Servitude Agreement or the Reciprocal Servitude Agreement or the Liens referenced in Section 3.4 hereof. Except as set forth on Section 4.1(b), no consent, waiver, approval, order, Permit or authorization of, or declaration or filing with, or notification to, any Person or Governmental Authority is required on the part of BCI in connection with the execution and delivery of this Master Agreement, or the compliance by BCI, with any of the provisions hereof.

         (d) BCI Exchange Property. BCI has good and marketable fee title to all
             ----------------------
BCI Exchange Property, free and clear of all Liens of any nature whatsoever except (i) Permitted Liens set forth on Schedule 2.2(d), (ii) such imperfections of title and Liens as do not materially detract from or materially interfere with the use of the properties subject thereto or affected thereby, or otherwise materially impair the use of the properties subject thereto or affected thereby, or otherwise materially impair the business operations involving such properties.

         2.3. No Other Representations or Warranties. Except for the
              ---------------------------------------
representations and warranties contained in this Article II, neither BCP nor BCI, nor any of their respective officers, directors, employees, agents or representatives, made any representations or warranties with respect to the execution and delivery of this Master Agreement or the transactions contemplated hereby.


                             ARTICLE III: COVENANTS

         In consideration of the mutual agreements and covenants set forth herein, each of BCP and BCI agree as follows:

         3.1. Real Property Conveyances. (a) Subject to the terms and conditions
              --------------------------
of this Master Agreement, BCP agrees that at the Closing it will convey to BCI the BCP Exchange Property.

         (b) Subject to the terms and conditions of this Master Agreement, BCI agrees that at the Closing it will convey to BCP the BCI Exchange Property.

         3.2. Other Asset Conveyances. At the Closing, BCP shall convey and
              ------------------------
deliver to BCI all of the methanol maintenance shop tools and equipment described on Schedule 3.2 hereto (the "Shop Tools").

         3.3. Utilities Conveyances. BCP agrees that, at the Closing, BCP shall
              ----------------------
convey to BCI the pipelines, utility lines, cables, conduits, switchgear, and feeders described in Exhibit B hereto (collectively, the "Utilities").

         3.4. Reciprocal Servitude Agreement. The parties hereby agree that at
              -------------------------------
the Closing, they shall amend and restate the Reciprocal Servitude Agreement in order to:

         a. ratify and confirm the reciprocal servitudes granted by BCP and BCI to each other, to ratify and confirm any servitudes granted by BCP to BCI and to ratify and confirm any servitudes granted by BCI to BCP;

         b. grant to BCI a servitude for the location of Utilities on the BCP Site and to give BCI the right to operate, maintain, alter, repair, replace, improve and remove the Utilities on BCP's land and the right to use for this purpose, and maintain alter, repair, replace and improve any and all pipe racks upon which such Utilities are located;

         c. acknowledge the new property boundaries between BCP and BCI created by the real property conveyances described in Section
                  3.1 above;

         d. grant to BCI a servitude for the location of one additional 4 inch pipeline for the conveyance of formaldehyde across the BCP Site, at the approximate location shown in Exhibit F hereof and to provide BCI the right to construct, operate, maintain, alter, repair, replace, improve and remove such pipeline for the conveyance of formaldehyde across BCP's land, at the approximate location shown in Exhibit F hereof;

         e. grant to BCI a servitude for the location of one electrical feeder across BCP's land and running from the Monochem Substation to the Formaldehyde Plant and to provide BCI the right to construct, operate, maintain, alter, repair, replace, improve and remove such electrical feeder across BCP's land running from the Monochem Substation to the Formaldehyde Plant;

         f. provide that any purchaser of the Geismar Facility shall have the right of access to and shared use of the Utilities as necessary for the operation of the Geismar Facility and the right to be allocated such portion of the capacity of the Utilities as needed for such operation, subject to such purchaser's agreement to pay its proportionate share of the costs of operating, maintaining, repairing, replacing and improving such Utilities; and

         g. provide that all servitudes described in the Reciprocal Servitude Agreement as amended shall have a perpetual duration until abandoned by BCI and shall not terminate with the cessation of the exchange of utility services between BCI and BCP.

         3.5. Waste Water Assets. Each of BCP and BCI agree to enter into an
              -------------------
Operating Agreement and Lease on the Closing Date substantially in the form of Exhibit C hereto.

         3.6. Geismar Environmental Allocation Agreement On the Closing Date,
              ------------------------------------------
each of BCP and BCI agree to enter into the Geismar Environmental Allocation Agreement substantially in the form of Exhibit D hereto.

         3.7. Environmental Servitude Agreement On the Closing Date, each of BCP
              ---------------------------------
and BCI agree to enter into an Environmental Servitude Agreement substantially in the form of Exhibit E hereto.

         3.8. Certain Fees. BCI hereby agrees to bear all reasonable costs
              -------------
associated with the transfer or conveyance by BCP of any easement, covenant or other right of way to BCI in connection with the transactions contemplated by this Master Agreement.

         3.9. Further Assurances. From time to time, and as and when requested
              -------------------
by either party hereto, the other party shall execute and deliver, or cause to be executed and delivered, all such documents and instruments and shall take, or cause to be taken, all such further actions as such other party may reasonably deem necessary or desirable to consummate and make effective the transactions contemplated by this Master Agreement.

         3.10 Terms of Conveyance. The exchange of real property and the
              --------------------
conveyance of tangible personal property and Utilities hereunder shall be made without any warranties, express or implied, except as to the grantor's own acts, but with full substitution and subrogation to all rights or cause of actions against prior owners. To give effect thereto, the exchange of property and the conveyance of other property between the parties hereto shall contain provisions substantially as set forth in Schedule 3.10 hereto, and the conveyance instrument for the exchange of property shall recite that the value of the BCP Exchange Property is equal in value to the BCI Exchange Property, the Utilities and the Shop Tools, coupled with the performance of obligations by BCI pursuant to this Master Agreement.

         3.11 Discharge of Liens. Except for Permitted Liens, all Liens against
              -------------------
the BCP Exchange Property, the Utilities and the Shop Tools shall be released and discharged by the Bankruptcy Court in connection with such court's approval of the Settlement Agreement.


                              ARTICLE IV: CLOSING

         4.1. Conditions Precedent to Obligations of Parties. The respective
              -----------------------------------------------
obligations of each of the parties hereto to consummate the transactions contemplated by this Master Agreement are subject to the satisfaction or waiver, at or prior to the Closing Date, of each of the following conditions:


         (a) No Injunction. At the Closing Date, there shall be no injunction,
             -------------
restraining order or decree of any nature of any court or Governmental Authority of competent jurisdiction that is in effect that restrains or prohibits the consummation of the transactions contemplated by this Master Agreement; provided, however, that the party invoking this condition shall use its best efforts to have any such injunction, order or decree vacated or denied (it being understood that nothing in this Section 4.1(a) shall be construed as limiting or affecting any provision of the Settlement Agreement).

         (b) Governmental Approvals. (i) Each of the United States Department of
             -----------------------
Justice, the United States Environmental Protection Agency and the Louisiana Department of Environmental Quality, as well as BCP, BCI and BCP Management, Inc., shall have executed the Settlement Agreement attached hereto as Exhibit G, and the Settlement Agreement shall have been approved by the Bankruptcy Court and shall have become effective by its terms.

         (i) This Master Agreement (including the Exhibits and Schedules hereto) shall have been approved by the Bankruptcy Court.

         4.2. Conditions Precedent to the Obligation of BCI. The obligation of
              ----------------------------------------------
BCI to consummate the transactions contemplated by this Master Agreement is subject to the satisfaction or waiver, at or prior to the Closing Date, of each of the following additional conditions:

         (a) Accuracy of Representations and Warranties. The representations and
             -------------------------------------------
warranties of BCP contained in this Master Agreement shall be true and correct in all material respects as of the Closing Date as if made at and as of such date.

         (b) Performance of Covenants. BCP shall have complied in all material
             -------------------------
respects with all of its covenants and obligations contained in this Master Agreement to be complied with by it prior to or on the Closing Date.

         (c) Certificate. BCI shall have received a certificate from BCP, dated
             ------------
the Closing Date, executed on behalf of BCP by [its chief executive officer/an authorized signatory] to the effect that the conditions specified in paragraphs
(a) and (b) above have been satisfied.

         4.3. Conditions Precedent to the Obligation of BCP. The obligation of
              ----------------------------------------------
BCP to consummate the transactions contemplated by this Master Agreement is subject to the satisfaction or waiver by BCP, at or prior to the Closing Date, of each of the following additional conditions:

         (a) Accuracy of Representations and Warranties. The representations and
             -------------------------------------------
warranties of the BCI contained in this Master Agreement shall be true and correct in all material respects as of the Closing Date as if made at and as of such date.

         (b) Performance of Covenants. BCI shall have complied in all material
             -------------------------
respects with all covenants and obligations contained in this Master Agreement to be complied with by it prior to or at the Closing Date.

         (c) Certificate. BCP shall have received a certificate of BCI, dated
             -----------
the Closing Date, executed on behalf of BCI by [its chief executive officer/an authorized signatory] to the effect that the conditions specified in paragraphs
(a) and (b) above have been satisfied.

         4.4. Closing. (a) Subject to the satisfaction or waiver of all of the
              --------
conditions precedent set forth in this Article IV, the closing ("Closing") of the transactions contemplated by this Master Agreement shall take place at the offices of [ ] at 10:00am on a date specified by the parties in writing (the "Closing Date") which will be no later than the 10th day following the satisfaction or waiver of all of the conditions precedent set forth in this
Article IV. At the Closing, the parties will cause each of the transactions contemplated by this Master Agreement not already consummated to be consummated. Subject to Article V, the failure to consummate the transactions contemplated by this Master Agreement on or prior to the Closing Date shall not result in the termination of this Master Agreement nor relieve any party of any obligation under this Master Agreement.

                             ARTICLE V: TERMINATION

         5.1. Termination. (a) General. This Master Agreement may be terminated
              ------------     --------
and the transactions contemplated hereby abandoned at any time prior to the Closing (i) by mutual written consent of BCP and BCI, (ii) by either BCP or BCI if the Closing has not occurred on or prior to the 120th day following execution of this Master Agreement; provided, however, that the party seeking termination pursuant to this Section 5.1(a)(ii) in not in breach of any of its representations, warranties, covenants or agreements contained in this Master Agreement, or (iii) by either BCP or BCI if this Master Agreement shall have not been approved by the Bankruptcy Court on or prior to the 90th day following execution of this Master Agreement.

         (b) Termination Procedure. In the event of termination of this Master
             ----------------------
Agreement by any party hereto pursuant to this Section 5.1, written notice thereof shall be given promptly to the other party in accordance with Section
6.1 hereof and the transactions contemplated by this Master Agreement shall be terminated, without further action by any party; provided, however, that nothing
                                                 -----------------
herein shall relieve any party from liability for any breach hereof.

         (c) Survival of Certain Provisions. The provisions of this Article V
             -------------------------------
and Section 6.8 shall survive any termination of this Master Agreement.



                           ARTICLE VI: MISCELLANEOUS

         6.1. Notices. All notices under this Master Agreement shall be in
              -------
writing and shall be sent registered or certified mail, return receipt requested, addressed to the proper party shown below, unless the name or said address shall have been changed by written notice:

         If to BCI:

                  BORDEN CHEMICAL, INC.
                  180 East Broad Street
                  Columbus, Ohio 43215
                  Attn: President

         with copies to:

                  BORDEN CHEMICAL, INC.
                  180 East Broad Street
                  Columbus, Ohio 43215
                  Attn: General Counsel

         If to BCP:

                  BORDEN CHEMICALS AND PLASTICS OPERATING LIMITED PARTNERSHIP c/o BCP Management, Inc.
                  Vorys, Sater, Seymour and Pease, LLP
                  52 East Gay Street
                  Columbus, OH 43216
                  Attn: Joseph D. Lonardo

         with copies to:

                  Lemle & Kelleher
                  601 Poydras Street, 21st Floor
                  New Orleans, LA 70130
                  Attn: Mr. E. L. Edwards

                  and

                  Jones, Day, Reavis & Pogue
                  3500 SunTrust Plaza
                  303 Peachtree Street, N.E.
                  Atlanta, Georgia 30308-3242
                  Attn: Mr. Neil P. Olack


         6.2. Severability. The provisions of this Master Agreement and the
              ------------
Schedules and Exhibits attached hereto shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Master Agreement or any Exhibit hereto, or the application thereof to any Person or any circumstance, is found to be invalid or unenforceable in any forum having jurisdiction, (i) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid or enforceable, such provision and (ii) the remainder of this Master Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, except to the extent of the mitigation provided for in clause (i) nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

         6.3. Counterparts. This Master Agreement may be executed in one or more
              -------------
counterparts, each of which shall be deemed an original and all of which shall, taken together, be considered one and the same agreement.

         6.4. Entire Agreement; No Third Party Beneficiaries. Except for any
              -----------------------------------------------
other agreements entered into by the parties on the date hereof, and except for such prior agreements identified on Schedule 6.4 of this Master Agreement (the "Ancillary Agreements"), which Ancillary Agreements shall not be modified, altered or affected in any way by this Master Agreement or any of its Exhibits or Schedules unless expressly provided by this Master Agreement or its Exhibits or Schedules, this Master Agreement, together with its Exhibits and Schedules

(i) constitutes the entire agreement as of the time of execution of this Master Agreement and supersedes all prior agreements and understandings, both written and oral, among BCP and BCI with respect to the matters or conditions addressed herein (including the matters and conditions addressed in the Schedules and Exhibits hereto) and (ii) except as provided in the Settlement Agreement or the Geismar Environmental Allocation Agreement, is not intended to confer upon any Person other than the parties hereto any rights or remedies hereunder. Enforcement of this Master Agreement and its Exhibits and Schedules shall be the exclusive remedy of the parties with respect to any claim or cause of action arising out of any such matters or conditions.

         6.5. Governing Law. This Agreement shall be governed by and construed
              --------------
in accordance with the laws of the State of Louisiana.

         6.6. Consent to Jurisdiction. Each of the parties hereto irrevocably
              ------------------------
submits to the exclusive jurisdiction of the Bankruptcy Court for the purposes of any suit, action or other proceeding arising out of this Master Agreement or any transaction contemplated hereby. Each of the parties hereto further agrees that service of any process, summons, notice or document by U.S. registered mail to such party's respective address set forth in Section 6.1 shall be effective service of process for any action, suit or proceeding with respect to any matters to which it has submitted to jurisdiction as set forth above in the immediately preceding sentence. Each of the parties hereto irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Master Agreement or the transactions contemplated hereby or thereby in the Bankruptcy Court, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

         6.7. Assignment. Neither this Master Agreement nor any of the rights or
              -----------
obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of BCI, in the case of any assignment by BCP, or BCP, in the case of any assignment by BCI, as applicable. This Master Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and permitted assigns. Any attempted assignment in violation of the terms of this Section 6.7 shall be null and void, ab initio.

         6.8. Expenses. Except as otherwise expressly specified elsewhere in
              ---------
this Master Agreement, all costs and expenses incurred in connection with this Master Agreement and the transactions contemplated by this Master Agreement shall be paid by the party incurring such cost or expense.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers to be effective as of the day and year first above written.

BORDEN CHEMICAL, INC.

By:  ____________________________

Its: _____________________________

BORDEN CHEMICALS AND PLASTICS
OPERATING LIMITED PARTNERSHIP
By: BCP Management, Inc., General Partner

By:  ______________________________

Its: ______________________________

                                                                     EXHIBIT A-1

                         REAL PROPERTY AND IMPROVEMENTS
                              TO BE CONVEYED TO BCI

1. 1.372 acres of land immediately north of the methanol maintenance building (see attached metes and bounds description).

2. Four stainless tanks east of the formaldehyde plant and the approximately
0.25 acres of land area they occupy (the exact dimensions of which shall be determined by survey).

3. Demineralized water storage tank and the approximately 40 ft. by 40 ft. parcel of land area it occupies at the northeast corner of Formaldehyde Plant 3 with two pumps (the exact dimensions of which shall be determined by survey).

4. VE Flare and the 0.009 acres of land it occupies (as shown as Inset "D" on "Map Showing Parcels 1, 2 and 3 Being a Portion of Borden Chemical and Plastics Property Located in Sec. 11, T-10-S, R-2-E, Ascension Parish, Louisiana" drawn be Neel-Schaffer, Inc., Brown & Butler Engineers, Planners, and dated July 6, 2000, revised July 20, 2000, July 25, 2000 and July 27, 2000).

5. The following improvements located on the Methanol Plant site previously leased from BCI: (i) the methanol maintenance shop and (ii) carbon steel tanks on south side of the Methanol Plant (four 350,000 gallon tanks and three smaller tanks). These improvements will not be removed by BCP when it dismantles the Methanol Plant.

                          METES AND BOUNDS DESCRIPTION
                                       OF
                  A CERTAIN TRACT OR PARCEL OF LAND CONTAINING
                  1.372 ACRES AND BEING DESIGNATED AS PARCEL 4
                              LOCATED IN SECTION 11
                        TOWNSHIP 10 SOUTH - RANGE 2 EAST
                           ASCENSION PARISH, LOUISIANA

         A certain tract or parcel of land containing 1.372 acres and being designated as Parcel 4, located in Section 11, Township 10 South - Range 2 East, Ascension Parish, Louisiana, and being more particularly described as follows:

         From a POINT OF REFERENCE being the intersection of the southerly right of way line of LA Hwy. 73 and the westerly right of way line of Illinois Central Railroad proceed North 58(Degree)17'16" West a distance of 25.41' to a point and corner at Plant Grid Coordinates North 4154.04-East 2000.72;

         thence proceed North 41(Degree)58'10" East a distance of 779.62' to a point and corner;

         thence proceed North 42(Degree)25'10" East a distance of 1578.94' to a point and corner at Plant Grid Coordinates North 4173.08-East 4359.39;

         thence proceed South 47(Degree)16'00" East a distance of 302.96' to a set P-K nail at Plant Grid Coordinates North 3870.12-East 4359.39 and the POINT OF BEGINNING.

         thence proceed N 42(Degree)13'57" E a distance of 237.19' to a point and corner at Plant Grid Coordinates North 3872.19-East 4596.58;

         thence proceed S 47(Degree)48'31" E a distance of 122.95' to a point and corner at Plant Grid Coordinates North 3749.25-East 4597.73;

         thence proceed S 71(Degree)20'17" E a distance of 14.08' to a point and corner at Plant Grid Coordinates North 3736.39-East 4603.47;

         thence proceed S 46(Degree)58'33" E a distance of 113.60' to a point and corner at Plant Grid Coordinates North 3622.80-East 4602.90;

         thence proceed S 42(Degree)44'00" W a distance of 243.51' to a point and corner at Plant Grid Coordinates North 3622.80-East 4359.39;

         thence proceed N 47(Degree)16'00" W a distance of 247.33' to a point and corner at Plant Grid Coordinates North 3870.12-East 4359.39; being the POINT OF BEGINNING and containing 1.372 acres more or less and is more fully shown on a map by Neel-Schaffer, Inc./Brown & Butler, dated June 13, 2000, revised thru xxxxxxx, 2002 and titled "Map Showing Parcels 1,2, 3 & 4, Being a Portion of Borden Chemical and Plastics Property, Located In Section 11, T10S-R2E, Ascension Parish, Louisiana."

                                                                     EXHIBIT A-2

                       REAL PROPERTY TO BE CONVEYED TO BCP


                          METES AND BOUNDS DESCRIPTION
                                       OF
                  A CERTAIN TRACT OR PARCEL OF LAND CONTAINING
                 4.053 ACRES AND BEING DESIGNATED AS PARCEL 3-B
                              LOCATED IN SECTION 11
                        TOWNSHIP 10 SOUTH - RANGE 2 EAST
                           ASCENSION PARISH, LOUISIANA

         A certain tract or parcel of land containing 4.053 acres and being designated as Parcel 3-B, located in Section 11, Township 10 South - Range 2 East, Ascension Parish, Louisiana, and being more particularly described as follows:

         From a POINT OF REFERENCE being the intersection of the southerly right of way line of LA Hwy. 73 and the westerly right of way line of Illinois Central Railroad proceed North 58(Degree)17'16" West a distance of 25.41' to a point and corner at Plant Grid Coordinates North 4154.04-East 2000.72;

         thence proceed North 41(Degree)58'10" East a distance of 779.62' to a point and corner;

         thence proceed North 42(Degree)25'10" East a distance of 1578.94' to a point and corner at Plant Grid Coordinates North 4173.08-East 4359.39;

         thence proceed South 47(Degree)16'00" East a distance of 747.92" to a point and corner at Plant Grid Coordinates North 3425.16-East 4359.39;

         thence proceed N 42(Degree)42'52" E a distance of 242.51' to the POINT OF BEGINNING at Plant Grid Coordinates North 3425.25-East 4601.89;

         thence proceed N 42(Degree)42'52" E a distance of 484.10' to a point and corner at Plant Grid Coordinates North 3425.40-East 5086.05;

         thence proceed S 47(Degree)16'09" E a distance of 91.90' to a point and corner at Plant Grid Coordinates North 3333.50-East 5086.05;

         thence proceed S 42(Degree)46'05" W a distance of 97.45' to a point and corner at Plant Grid Coordinates North 3333.56-East 4988.60;

         thence proceed S 47(Degree)23'57" E a distance of 220.79' to a point and corner at Plant Grid Coordinates North 3112.78-East 4989.11;

         thence proceed N 42(Degree)41'48" E a distance of 129.43' to a point and corner at Plant Grid Coordinates North 3112.86-East 5118.54;

         thence proceed S 47(Degree)06'21" E a distance of 52.67' to a point and corner at Plant Grid Coordinates North 3060.19-East 5118.40;

         thence proceed S 42(Degree)11'09" W a distance of 5.97' to a point and corner at Plant Grid Coordinates North 3060.13-East 5112.42;

         thence proceed S 47(Degree)01'39" E a distance of 94.77' to a point and corner at Plant Grid Coordinates North 2965.36-East 5112.03;

         thence proceed S 42(Degree)41'53" W a distance of 429.98' to a point and corner at Plant Grid Coordinates North 2965.09-East 4682.05;

         thence proceed N 47(Degree)24'32" W a distance of 319.42' to a point and corner at Plant Grid Coordinates North 3284.52-East 4681.25;

         thence proceed S 42(Degree)40'48" W a distance of 25.06' to a point and corner at Plant Grid Coordinates North 3284.49-East 4656.19;

         thence proceed N 47(Degree)19'12" W a distance of 64.74' to a point and corner at Plant Grid Coordinates North 3349.23-East 4656.13;

         thence proceed S 42(Degree)40'48" W a distance of 54.62' to a point and corner at Plant Grid Coordinates North 3349.18-East 4601.51;

         thence proceed N 46(Degree)56'16" W a distance of 76.06' to the POINT OF BEGINNING containing 4.053 acres more or less and is more fully shown on a map by Neel-Schaffer, Inc./Brown & Butler, dated June 13, 2000, revised thru xxxxx, 2002 and titled "Map Showing Parcels 1,2, 3 & 4, Being a Portion of Borden Chemical and Plastics Property, Located In Section 11, T10S-R2E, Ascension Parish, Louisiana."

                                                                       EXHIBIT B

                                    UTILITIES

                                                                       EXHIBIT C

                          OPERATING AGREEMENT AND LEASE

                                                                       EXHIBIT D

                   GEISMAR ENVIRONMENTAL ALLOCATION AGREEMENT

                                                                       EXHIBIT E

                        ENVIRONMENTAL SERVITUDE AGREEMENT

                                                                       EXHIBIT F
                      LOCATION OF BCI FORMALDEHYDE PIPELINE

                                  July 3, 2002

                          Metes and Bounds Description
                         of the Centerline of a Proposed
                 4" Formaldehyde Pipeline Across the Property of
                          Borden Chemicals & Plastics,
                             Located in Section 11,
                        Township 10 South - Range 2 East,
                           Ascension Parish, Louisiana

         The centerline of a proposed 4" Formaldehyde pipeline across the property of Borden Chemicals and Plastics, located in Section 11, Township 10 South - Range 2 East, Ascension Parish, Louisiana, and being more particularly described as follows: First:
                      ------

         From a POINT OF REFERENCE being a concrete monument located at the intersection of the northerly right of way line of "E" Avenue and the westerly right of way line of 40th Street at Plant Grid Coordinates N 1084.01 - E 3956.00 proceed along the westerly right of way line of 40th Street N 47(Degree)16'00" W a distance of 1,975.95' to a point and corner at Plant Grid Coordinates N 3059.96 - E 3956; thence proceed S 42(Degree)44'00" W a distance of 221.36' to the POINT OF BEGINNING at Plant Grid Coordinates N 3059.96 - E 3734.64;

     From said POINT OF BEGINNING, thence proceed N 42(Degree)44'00" E a distance of 22.93' to a point and corner at Plant Grid Coordinates N 3059.96 - E 3757.57;

     thence proceed S 47(Degree)16'00" E a distance of 6.94' to a point and corner at Plant Grid Coordinates N 3053.03 - E 3757.57;

         thence proceed N 42(Degree)44'00" E a distance of 10.36' to a point and corner at Plant Grid Coordinates N 3053.03 - E 3767.93;

         thence proceed N 47(Degree)16'00" W a distance of 6.94' to a point and corner at Plant Grid Coordinates N 3059.96 - E 3767.93 thence proceed N 42(Degree)44'00" E a distance of 45.89' to a point and corner at Plant Grid Coordinates N 3059.96 - E 3813.82;

         thence proceed S 47(Degree)16'00" E a distance of 6.01' to a point and corner at Plant Grid Coordinates N 3053.96 - E 3813.82;

         thence proceed N 42(Degree)44'00" E a distance of 13.21' to a point and corner at Plant Grid Coordinates N 3053.96 - E 3827.03;

         thence proceed N 02(Degree)16'00" W a distance of 26.98' to a point and corner at Plant Grid Coordinates N 3073.04 - E 3846.11;

         thence proceed N 42(Degree)44'00" E a distance of 13.96' to a point and corner at Plant Grid Coordinates N 3073.04 - E 3860.08;

         thence proceed N 47(Degree)16'00" W a distance of 3.67' to a point and corner at Plant Grid Coordinates N 3076.71 - E 3860.08;

         thence proceed N 42(Degree)44'00" E a distance of 84.93' to a point and corner at Plant Grid Coordinates N 3076.71 - E 3945.01;

         thence proceed S 47(Degree)16'00" E a distance of 2.05' to a point and corner at Plant Grid Coordinates N 3074.65 - E 3945.01;

         thence proceed N 42(Degree)44'00" E a distance of 16.33' to a point and corner at Plant Grid Coordinates N 3074.65 - E 3961.34;

         thence proceed S 47(Degree)16'00" E a distance of 100.91' to a point and corner at Plant Grid Coordinates N 2973.74 - E 3961.34;

         thence proceed S 42(Degree)44'00" W a distance of 1.55' to a point and corner at Plant Grid Coordinates N 2973.74 - E 3959.79;

         thence proceed S 47(Degree)16'00" E a distance of 204.30' to a point and corner at Plant Grid Coordinates N 2769.44 - E 3959.79;

         thence proceed N 42(Degree)44'00" E a distance of 7.24' to a point and corner at Plant Grid Coordinates N 2769.44 - E 3967.03;

         thence proceed S 47(Degree)16'00" E a distance of 8.52' to a point and corner at Plant Grid Coordinates N 2760.93 - E 3967.03;

         thence proceed S 42(Degree)44'00" W a distance of 7.24' to a point and corner at Plant Grid Coordinates N 2760.93 - E 3959.79;

         thence proceed S 47(Degree)16'00" E a distance of 380.34' to a point and corner at Plant Grid Coordinates N 2380.58 - E 3959.79;

         thence proceed N 42(Degree)44'00" E a distance of 7.15' to a point and corner at Plant Grid Coordinates N 2380.58 - E 3966.94;

         thence proceed S 47(Degree)16'00" E a distance of 8.49' to a point and corner at Plant Grid Coordinates N2372.09 - E 3966.94;

         thence proceed S 42(Degree)44'00" W a distance of 7.15' to a point and corner at Plant Grid Coordinates N 2372.09 - E 3959.79;

         thence proceed S 47(Degree)16'00" E a distance of 43.26' to a point and corner at Plant Grid Coordinates N 2328.83 - E 3959.79;

         thence proceed N 42(Degree)44'00" E a distance of 6.82' to a point and corner at Plant Grid Coordinates N 2328.83 - E 3966.61 thence proceed S 47(Degree)16'00" E a distance of 87.08' to a point and corner at Plant Grid Coordinates N 2241.74 - E 3966.61;

         thence proceed S 42(Degree)44'00" W a distance of 4.40' to a point and corner at Plant Grid Coordinates N 2241.74 - E 3962.21;

         thence proceed S 47(Degree)16'00" E a distance of 145.35' to a point and corner at Plant Grid Coordinates N 2096.39 - E 3962.21;

         thence proceed N 87(Degree)44'00" E a distance of 14.30' to a point and corner at Plant Grid Coordinates N 2086.28 - E 3972.32;

         thence proceed S 47(Degree)16'00" E a distance of 77.15' to a point and corner at Plant Grid Coordinates N 2009.14 - E 3972.32;

         thence proceed S 02(Degree)16'00" E a distance of 15.47' to a point and corner at Plant Grid Coordinates N 1998.20 - E 3961.38;

         thence proceed S 47(Degree)16'00" E a distance of 87.19' to a point and corner at Plant Grid Coordinates N1911.01 - E 3961.38;

         thence proceed S 42(Degree)44'00" W a distance of 6.20' to a point and corner at Plant Grid Coordinates N 1911.00 - E 3955.19;

         thence proceed S 47(Degree)16'00" E a distance of 61.00' to a point and corner on the Property Line between Borden Chemicals and Plastics and Uniroyal Chemicals Co. Inc. at Plant Grid Coordinates N 1850.00 - E 3955.19;

Second:
-------

         From a POINT OF REFERENCE being a concrete monument located at the intersection of the northerly right of way line of "E" Avenue and the westerly right of way line of 40th Street at Plant Grid Coordinates N 1084.01 - E 3956.00 proceed along the westerly right of way line of 40th Street N 47(Degree)16'00" W a distance of 677.07' to the POINT OF BEGINNING at Plant Grid Coordinates N 1761.08 - E 3956;

         From said POINT OF BEGINNING,

         thence proceed N 42(Degree)44'00" E a distance of 7.36' to a point and corner at Plant Grid Coordinates N 1761.08 - E 3963.36;

         thence proceed S 47(Degree)16'00" E a distance of 39.87' to a point and corner at Plant Grid Coordinates N 1721.20 - E 3963.36;

         thence proceed N 42(Degree)44'00" E a distance of 6.48' to a point and corner at Plant Grid Coordinates N 1721.20 - E 3969.84;

         thence proceed S 47(Degree)16'00" E a distance of 116.51' to a point and corner at Plant Grid Coordinates N 1604.69 - E 3969.84;

         thence proceed S 42(Degree)44'00" W a distance of 6.17' to a point and corner at Plant Grid Coordinates N 1604.69 - E 3963.67;

         thence proceed S 47(Degree)16'00" E a distance of 23.06' to a point and corner at Plant Grid Coordinates N 1581.63 - E 3963.67;

         thence proceed N 42(Degree)44'00" E a distance of 6.17' to a point and corner at Plant Grid Coordinates N 1581.63 - E 3969.84 thence proceed S 47(Degree)16'00" E a distance of 317.18' to a point and corner at Plant Grid Coordinates N 1264.45 - E 3969.84 thence proceed S 42(Degree)44'00" W a distance of 6.42' to a point and corner at Plant Grid Coordinates N 1264.45 - E 3963.42;

         thence proceed S 47(Degree)16'00" E a distance of 22.65' to a point and corner at Plant Grid Coordinates N1241.81 - E 3963.42;

         thence proceed N 42(Degree)44'00" E a distance of 6.42' to a point and corner at Plant Grid Coordinates N 1241.81 - E 3969.84;

         thence proceed S 47(Degree)16'00" E a distance of 131.81' to a point and corner on the property line between Borden Chemicals and Plastics and Uniroyal Chemical Co. Inc.at Plant Grid Coordinates N 1110.00 - E 3969.84

         The above description based on drawings provided the Surveyor by R & D Consulting, Inc. and titled "Offsites 4" Formaldehyde Line to BASF - Plan of Pipeline Centerline". Drawing Number SK-6672-01 through Drawing Number SK-6672-04, dated June 2002.

                                          Gerald W. Middleton, Jr., P.L.S.

                                          LA Reg. No.  4856

                                                                       EXHIBIT G

                              SETTLEMENT AGREEMENT

                                                                 SCHEDULE 2.1(d)


                    PERMITTED LIENS ON BCP EXCHANGE PROPERTY

Liens arising under of in connection with the Reciprocal Servitude Agreement and Assignment of Servitudes, dated July 28, 2000, between BCI and BCP, as amended.

                                                                 SCHEDULE 2.2(d)

                    PERMITTED LIENS ON BCI EXCHANGE PROPERTY

Liens arising under or in connection with the Reciprocal Servitude Agreement and Assignment of Servitudes, dated July 28, 2000, between BCI and BCP, as amended.

                                                                    SCHEDULE 3.2

                  METHANOL MAINTENANCE SHOP TOOLS AND EQUIPMENT

One overhead five ton bridge crane currently installed in the methanol maintenance shop.

                                                                   SCHEDULE 3.10



                      TERMS OF EACH CONVEYANCE INSTRUMENTS

This exchange of property or conveyance of property, as the case may be, is made and accepted (i) without any warranty as to title except against the act(s) of each transferor, but with substitution and subrogation in and to all the rights and actions of warranty which each transferor has or may have against all preceding owners and vendors, and (ii) each conveyance is made and accepted "AS IS, WHERE IS" without any warranties of any kind whatsoever as to the use or condition of the property transferred or any of the component parts thereof or the absence of apparent or hidden defects in such property, including, without limitation, the environmental condition of such property. Each transferee hereby waives (i) the warranty against hidden defects or redhibitory vices in the property acquired otherwise imposed by Article 2475 of the Louisiana Civil Code or other applicable law, and (ii) any rights it may otherwise have in redhibition pursuant to Articles 2530 through 2548 of the Louisiana Civil Code or other applicable law, and release the transferor of such property from any liability which may otherwise arise out of such warranty and rights in connection with the conveyance of such property. Each party hereto declares and acknowledges that such waivers and release of liability constitute a material part of the consideration for the exchange of property hereunder, that such waivers and release of liability and the legal effect thereof have been explained in detail, and that each party has voluntarily and knowingly agreed thereto. Each party hereby acknowledges and confirms that it has had ample opportunity to inspect fully the property acquired, has inspected such property to the extent the transferee desires, is purchasing such property in its present condition "AS IS - WHERE IS" with all defects, and does hereby waive and relinquish, to the fullest extent permitted by law, any and all rights to void the exchange or to claim damages or the return of the property transferred by the complainant on account of any latent, hidden, or apparent vice or defect in the property acquired.

                                                                    SCHEDULE 6.4





                           PRIOR ANCILLARY AGREEMENTS

A. January 26, 2000 Agreement to Sell and Purchase with respect to BCI's acquisition of land from BCP in or near Ascension Parish, Geismar, Louisiana.


B. January 26, 2000 Act of Cash Sale by BCP to BCI with respect to the BCI's acquisition of land from the BCP in or near Ascension Parish, Geismar, Louisiana.

C.       January 26, 2000 Environmental Indemnity Agreement between BCI and BCP.

D.       January 26, 2000 Indemnity with Respect to Liens between BCI and BCP.

E.       January 26, 2000 Ticor Title Insurance affidavit of title of BCP.

F. On June 27, 2000 Conveyance and Transfer Agreement between BCI and BCP with respect to BCI's acquisition of additional land from BCP at or near Geismar, Ascension Parish, Louisiana, including BCP's existing formaldehyde plants, dock and tankage.

G. July 28, 2000 Act of Cash Sale between BCI and BCP with respect to BCI's acquisition of additional land from BCP at or near Geismar, Ascension Parish, Louisiana, including BCP's existing formaldehyde plants, dock and tankage.

H.       July 28, 2000 Utilities and Services Agreement between BCI and BCP.

I.       July 28, 2000 Barge Dock Agreement between BCI and BCP.

         J.       July 28, 2000 Ground Lease between BCI and BCP.

K. July 28, 2000 Reciprocal Servitude Agreement and Assignment of Servitudes between BCI and BCP.

L.       July 28, 2000 Environmental Indemnity Agreement between BCI and BCP.

M.       July 28, 2000 Control Room Agreement between BCI and BCP.



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                                                                               5

N.       July 28, 2000 Act of Declaration of Separate Ownership between BCI and
         BCP.

O. July 28, 2000 Amendment to Intercompany Agreement among the BCP, Borden Chemical and Plastics Limited Partnership, Borden, Inc., BCI and BCP Management, Inc.

P.       July 28, 2000 Mutual Release and Termination Agreement between BCI and
         BCP.

Q.       July 28, 2000 Assignment and Assumption Agreement between BCI and BCP.

R.       July 28, 2000 Bill of Sale delivered by BCP to BCI.

S.       July 28, 2000 Bill of Sale (Pipelines) delivered by BCP to BCI.

T.       Mutual Aid Agreement dated October 31, 2000 between the BCI and BCP.





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